EXHIBIT 10.53

                                   [GRAPHIC]

                       STANDARD FORM OF AGREEMENTS BETWEEN
                            OWNER AND DESIGN/BUILDER

                      AIA DOCUMENT A191 - ELECTRONIC FORMAT

THIS DOCUMENT COMPRISES TWO SEPARATE AGREEMENTS: PART 1 AGREEMENT AND PART 2 AGREEMENT. BEFORE EXECUTING THE PART 1 AGREEMENT, THE PARTIES SHOULD REACH SUBSTANTIAL AGREEMENT ON THE PART 2 AGREEMENT. TO THE EXTENT REFERENCED IN THESE AGREEMENTS, SUBORDINATE PARALLEL AGREEMENTS TO A191 CONSIST OF AIA DOCUMENT A491, STANDARD FORM OF AGREEMENTS BETWEEN DESIGN/BUILDER AND CONTRACTOR, AND AIA DOCUMENT B9O1, STANDARD FORM OF AGREEMENTS BETWEEN DESIGN/BUILDER AND ARCHITECT.

                                PART I AGREEMENT

                                  1996 EDITION
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AGREEMENT

made as of the 21 day of July in the year of 1998
(IN WORDS, INDICATE DAY, MONTH AND YEAR.)

BETWEEN the Owner:
(NAME AND ADDRESS)
PLASMA-THERM, INC.
10050 16th Street North
St. Petersburg, Florida 33716
Attn: Stacy L. Wagner
Vice President - Finance and Administration
Telephone: 813-577-4999
Fax: 813-577-6844

and the Design/Builder:
(NAME AND ADDRESS)
THE PERRY COMPANY
1901 East 7th Avenue
Tampa, Florida 33605
Attn: Mr. Jerry N. Perry
Telephone: 813-248-6556
Fax: 813-248-9645

For the following Project:
(INCLUDE PROJECT NAME, LOCATION AND A SUMMARY DESCRIPTION.)
A single-story manufacturing facility consisting of approximately 33,000 square feet, to be constructed on approximately 6.46 acres located in Metropointe Commerce Park at the southwest corner of 16th Street and 102nd Avenue, St. Petersburg, Florida 33716.

The architectural services described in Article I will be provided by the following person or entity who is lawfully licensed to practice architecture:

(NAME AND ADDRESS)     (REGISTRATION NUMBER)    (RELATIONSHIP TO DESIGN/BUILDER)

Normal structural, mechanical and electrical engineering services will be provided contractually through the Architect except as indicated below:

(NAME, ADDRESS AND DISCIPLINE)  (REGISTRATION NUMBER)
(RELATIONSHIP TO DESIGN/BUILDER)
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AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION
/bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #2

The Owner and the Design/Builder agree as set forth below.

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                     TERMS AND CONDITIONS--PART 1 AGREEMENT
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                                    ARTICLE I
                                 DESIGN/BUILDER

1.1                                 SERVICES

1.1.1 Preliminary design, budget, and schedule comprise the services required to accomplish the preparation and submission of the Design/Builder's Proposal as well as the preparation and submission of any modifications to the Proposal prior to execution of the Agreement for Construction of the Project on AIA Form Document A111 with General Conditions on Form A201, with such modifications and supplemental conditions as Owner may deem necessary or adviseable (the "Part 2 Agreement").

1.2                            RESPONSIBILITIES

1.2.1 Design services required by this Part 1 Agreement shall be performed by qualified architects and other design professionals. The contractual obligations of such professional persons or entities are undertaken and performed in the interest of the Design/Builder.

1.2.2 The agreements between the Design/Builder and the persons or entities identified in this Part 1 Agreement, and any subsequent modifications, shall be in writing. These agreements, including financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

1.2.3 Construction budgets shall be prepared by qualified professionals, cost estimators or contractors retained by and acting in the interest of the Design/Builder.

1.2.4 The Design/Builder shall be responsible to the Owner for acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals, performing any portion of the Design/Builder's obligations under this Part 1 Agreement.

1.2.5 If the Design/Builder believes or is advised by the Architect or by another design professional retained to provide services on the Project that implementation of any instruction received from the Owner would cause a violation of any applicable law, the Design/Builder shall notify the Owner in writing. Neither the Design/Builder nor the Architect shall be obligated to perform any act which either believes will violate any applicable law.

1.2.6 Nothing contained in this Part 1 Agreement shall create a contractual relationship between the Owner and any person or entity other than the Design/Builder.

1.3                             BASIC SERVICES

1.3.1 The Design/Builder shall provide a preliminary evaluation of the Owner's program and project budget requirements, each in terms of the other.

1.3.2 The Design/Builder shall visit the site, become familiar with the local conditions, and correlate observable conditions with the requirements of the Owner's program, schedule, and budget.

1.3.3 The Design/Builder shall review laws applicable to design and construction of the Project; correlate such laws with the Owner's program requirements; and advise the Owner if any program requirement may cause a violation of such laws. Necessary changes to the Owner's program shall be accomplished by appropriate written modification or disclosed as described in Paragraph 1.3.5.

1.3.4 The Design/Builder shall review with the Owner alternative approaches to design and construction of the Project.

1.3.5 The Design/Builder shall submit to the Owner a Proposal, including the completed Preliminary Design Documents, a statement of the proposed contract sum, and a proposed schedule for completion of the Project. Preliminary Design Documents shall consist of preliminary design drawings, outline specifications or other documents sufficient to establish the size, quality and character of the entire Project, its architectural, structural, mechanical and electrical systems, and the materials and such other elements
--------------------------------------------------------------------------------

AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION /bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #3 of the Project as may be appropriate. Deviations from the Owner's program shall be disclosed in the Proposal. If the Proposal is accepted by the Owner, the parties shall then execute the Part 2 Agreement, containing the essential business terms of the Proposal, and such other terms and conditions as are satisfactory to both Owner and Contractor. A modification to the Proposal before execution of the Part 2 Agreement shall be recorded in writing as an addendum and shall be identified in the Contract Documents of the Part 2 Agreement.
Insert A: Contractor will provide Owner with a Guaranteed Maximum Price for inclusion in the Part 2 Agreement. The Basic Services also include preparation of final plans, specifications and drawings for the building and improvements to the Project (collectively, the "Plans"), limited to all civil, structural, electrical, fire safety and plumbing engineering that is necessary or desireable for preparation of the Plans. Contractor and Owner agree that the architectural and mechanical design services will be performed by Facility Planning & Resources, Inc. ("FPR"), or other designer, pursuant to the terms of a separate agreement. Contractor agrees to coordinate its services pursuant to this Agreement with the services prepared by FPR or similar designer and to oversee the integration and consistency of the specialized clean room work performed by FPR into and with the building and other improvements being designed by Contractor.

1.4                      ADDITIONAL SERVICES

1.4.1 The Additional Services described under this Paragraph 1.4 shall be provided by the Design/Builder and paid for by the Owner if authorized or confirmed in writing by the Owner.

1.4.2 Making revisions in the Preliminary Design Documents, budget or other documents when such revisions are:

     .1 inconsistent with approvals or instructions previously given by the Owner, including revisions necessary by adjustments in the Owner's program or Project budget;

     .2 required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents; or

     .3 due to changes required as a result of the Owner's failure to render decisions in a timely manner.

1.4.3 Providing more extensive programmatic criteria than that furnished by the Owner as described in Paragraph 2.1. When authorized, the Design/Builder shall provide professional services to assist the Owner in the preparation of the program. Programming services may consist of:

     .1 consulting with the Owner and other persons or entities not designated in this Part 1 Agreement to define the program requirements of the Project and to review the understanding of such requirements with the Owner;

     .2 documentation of the applicable requirements necessary for the various Project functions or operations;

     .3 providing a review and analysis of the functional and organizational relationships, requirements, and objectives for the Project;

     .4 setting forth a written program of requirements for the Owner's approval which summarizes the Owner's objectives, schedule, constraints, and criteria.

1.4.4   Providing financial feasibility or other special studies.

1.4.5 Providing planning surveys, site evaluations, or comparative studies of prospective sites.

1.4.6 Providing special surveys, environmental studies, and submissions required for approvals of governmental authorities or others having jurisdiction over the Project.

1.4.7 Providing services relative to future facilities, systems, and equipment.

1.4.8 Providing services at the Owner's specific request to perform detailed investigations of existing conditions or facilities or to make measured drawings thereof.

1.4.9 Providing services at the Owner's specific request to verify the accuracy of drawings or other information furnished by the Owner.

1.4.10 Coordinating services in connection with the work of separate persons or entities retained by the Owner,
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AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION
/bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #4 subsequent to the execution of this Part 1 Agreement.

1.4.11 Providing analyses of owning and operating costs.

1.4.12 Providing interior design and other similar services required for or in connection with the selection, procurement or installation of furniture, furnishings, and related equipment.

1.4.13 Providing services for planning tenant or rental spaces.

1.4.14 Making investigations, inventories of materials or equipment, or valuations and detailed appraisals of existing facilities.

                                    ARTICLE 2
                                      OWNER

2.1                             RESPONSIBILITIES

2.1.1 The Owner shall provide full information in a timely manner regarding requirements for the Project, including a written program which shall set forth the Owner's objectives, schedule, constraints and criteria.

2.1.2 The Owner shall establish and update an overall budget for the Project, including reasonable contingencies. This budget shall not constitute the contract sum.

2.1.3 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner or such authorized representative shall render decisions in a timely manner pertaining to documents submitted by the Design/Builder in order to avoid unreasonable delay in the orderly and sequential progress of the Design/Builder's services. The Owner may obtain independent review of the documents by a separate architect, engineer, contractor, or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner's expense in a timely manner and shall not delay the orderly progress of the Design/Builder's services.

2.1.4 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements, and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All the information on the survey shall be referenced to a Project benchmark.

2.1.5 The Owner shall furnish the services of geotechnical engineers when such services are stipulated in this Part 1 Agreement, or deemed reasonably necessary by the Design/Builder. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations.

2.1.6 The Owner shall disclose, to the extent known to the Owner, the results and reports of prior tests, inspections or investigations conducted for the Project involving: structural or mechanical systems; chemical, air and water pollution; hazardous materials; or other environmental and subsurface conditions. The Owner shall disclose all information known to the Owner regarding the presence of pollutants at the Project's site.

2.1.7 The Owner shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Project, including such auditing services as the Owner may require to verify the Design/Builder's Applications for Payment.

2.1.8 The Owner shall promptly obtain easements, zoning variances, and legal authorizations regarding site utilization where essential to the execution of the Owner's program.

2.1.9 Those services, information, surveys, and reports required by Paragraphs
2.1.4 through 2.1.8 which are within the Owner's control shall be furnished at the Owner's expense, and the Design/Builder shall be entitled to rely upon the accuracy and completeness thereof, except to the extent the Owner advises the Design/Builder to the contrary in writing.

2.1.10 If the Owner requires the Design/Builder to maintain any special insurance coverage, policy, amendment, or rider, the Owner shall pay the additional cost thereof,
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AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION
/bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #5 except as otherwise stipulated in this Part 1 Agreement.

2.1.11 The Owner shall communicate with persons or entities employed or retained by the Design/Builder through the Design/Builder, unless otherwise directed by the Design/Builder.

                                    ARTICLE 3
                         OWNERSHIP AND USE OF DOCUMENTS
                               AND ELECTRONIC DATA

3.1 Owner acknowledges that Design/Builder's Plans, and any other drawings, specifications and materials for construction are instruments of service. Notwithstanding the foregoing, however, all such instruments of service shall be the property of Owner throughout the term of this Agreement and thereafter. Owner agrees, to the fullest extent permitted by law, to indemnify Design/Builder and Design/Builder's consultants (collectively, the "Indemnitees") from any claim, liability or cost (including reasonable attorneys' fees and costs) arising out of or in connection with any reuse or modification of the aforesaid instruments of service by Owner or by any third party or entity authorized to use them by Owner, even if the claim, liability or cost arises out of the alleged negligence of the Indemnitees, unless Design/Builder has been retained to perform the architectural and engineering services accompanying any such reuse or modification.

3.4 Submission or distribution of the Design/Builder's documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the rights reserved in Paragraph 3.1.

                                    ARTICLE 4
                                      TIME

4.1 The Design/Builder shall prepare a schedule for the performance of the Basic and Additional Services which shall not exceed the time limits contained in Paragraph 10.1 and shall include allowances for periods of time required for the Owner's review and for approval of submissions by authorities having jurisdiction over the Project.

4.2 If the Design/Builder is delayed in the performance of services under this
Part 1 Agreement through no fault of the Design/Builder, any applicable schedule shall be equitably adjusted.

                                    ARTICLE 5
                                    PAYMENTS

5.1 Design/Builder acknowledges that $102,850.00 of the compensation payable to Design/Builder under this Agreement has been paid as of the date of execution hereof.

5.2 Subsequent payments for Basic Services, Additional

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AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION
/bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #6

Services, and Reimbursable Expenses provided for in this Part 1 Agreement shall be made monthly on the basis set forth in Article 9.

5.3 Within ten (10) days of the Owner's receipt of a properly submitted and correct Application for Payment, the Owner shall make payment to the Design/Builder.

5.4 Payments due the Design/Builder under this Part 1 Agreement which are not paid when due shall bear interest from the date due at the rate specified in Paragraph 9.5, or in the absence of a specified rate, at the legal rate prevailing where the Project is located.

                                    ARTICLE 6
                          DISPUTE RESOLUTION--MEDIATION
                                 AND ARBITRATION

6.1 Claims, disputes or other matters in question between the parties to this
Part 1 Agreement arising out of or relating to this Part 1 Agreement or breach thereof shall be subject to and decided by mediation or arbitration. Such mediation or arbitration shall be conducted in accordance with the Construction Industry Mediation or Arbitration Rules of the American Arbitration
Association currently in effect.

6.2 In addition to and prior to arbitration, the parties shall endeavor to settle disputes by mediation. Demand for mediation shall be filed in writing with the other party to this Part 1 Agreement and with the American Arbitration Association. A demand for mediation shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for mediation be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of repose or limitations.

6.3 Demand for arbitration shall be filed in writing with the other party to this Part 1 Agreement and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

6.4 An arbitration pursuant to this Paragraph may be joined with an arbitration involving common issues of law or fact between the Design/Builder and any person or entity with whom the Design/Builder has a contractual obligation to arbitrate disputes. No other arbitration arising out of or relating to this
Part 1 Agreement shall include, by consolidation, joinder or in any other manner, an additional person or entity not a party to this Part 1 Agreement or not a party to an agreement with the Design/Builder, except by written consent containing a specific reference to this Part 1 Agreement signed by the Owner, the Design/Builder and all other persons or entities sought to be joined. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by the parties to this Part 1 Agreement shall be specifically enforceable in accordance with applicable law in any court having jurisdiction thereof.

6.5 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1 Unless otherwise provided, this Part 1 Agreement shall be governed by the law of the place where the Project is located.


7.2 The Owner and the Design/Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Part 1 Agreement and to the partners, successors and assigns of such other party with respect to all covenants of this Part 1 Agreement. Neither the Owner nor the Design/Builder shall assign this Part 1 Agreement without the written consent of the other.

7.3 Unless otherwise provided, neither the design for nor the cost of remediation of hazardous materials shall be the responsibility of the Design/Builder.

7.4 This Part I Agreement represents the entire and integrated agreement between the Owner and the Design/Builder and supersedes all prior negotiations, representations or agreements, either written or oral. This Part 1 Agreement may be amended only by written instrument signed by both the Owner and the Design/Builder.
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AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION
/bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #7

7.5 Prior to the termination of the services of the Architect or any other design professional designated in this Part 1 Agreement, the Design/Builder shall identify to the Owner in writing another architect or design professional with respect to whom the Owner has no reasonable objection, who will provide the services originally to have been provided by the Architect or other design professional whose services are being terminated.

                                    ARTICLE 8
                          TERMINATION OF THE AGREEMENT

8.1 This Part 1 Agreement may be terminated by either party upon seven (7) days' written notice should the other party fail to perform substantially in accordance with its terms through no fault of the party initiating the termination.

8.2 This Part 1 Agreement may be terminated by the Owner without cause upon at least seven (7) days' written notice to the Design/Builder.

8.3 In the event of termination not the fault of the Design/Builder, the Design/Builder shall be compensated for services performed to the termination date, together with Reimbursable Expenses then due.

                                    ARTICLE 9
                              BASIS OF COMPENSATION

The Owner shall compensate the Design/Builder in accordance with Article 5, Payments, and the other provisions of this Part 1 Agreement as described below.

9.1                       COMPENSATION FOR BASIC SERVICES

9.1.1 FOR BASIC SERVICES, compensation shall be as follows:
One Hundred Thirty-Two Thousand Thirty and No/l00 Dollars ($132,030.00). Design/Builder acknowledges receipt of the sum of $102,850.00 paid by Owner to the date of this Part I Agreement, leaving a balance of $29,180.00 to be paid upon Applications for Payment as set forth hereinabove.

9.1.3 SUBSEQUENT PAYMENTS shall be as follows:
Monthly installments will be payable to Design/Builder based upon Applications for Payment, with such installments to be charged in a fair and equitable manner and in the proportion that the Basic Services performed during the preceding monthly period bear to all of the Basic Services performed and to be performed pursuant to this Part 1 Agreement.

9.2 COMPENSATION FOR ADDITIONAL SERVICES

9.2.1 FOR ADDITIONAL SERVICES, compensation shall be as follows:
Additional services provided pursuant to the request of Owner will be billed based upon the hourly rates for the person rendering the service at the time, based upon the following schedule:

Professional Engineer         $ 90.00/hour
Principal in Charge           $110.00/hour
Project Manager               $ 50.00/hour
Project Architect             $ 90.00/hour
CAD Technician                $ 35.00/hour

9.3       REIMBURSABLE EXPENSES

9.3.1 Reimbursable Expenses are in addition to Compensation for Basic and Additional Services, and include actual expenditures made by the Design/Builder and the Design/Builder's employees and contractors in the interest of the Project, as

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AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION
/bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #8 follows:
Reimbursable Expenses will be reimbursed only upon prior approval by Owner, in Owner's sole discretion.

9.3.2 FOR REIMBURSABLE EXPENSES, compensation shall be a multiple of one (1.0) times the amounts expended. It is the intent of the section that all expenses of Design/Builder which have been approved by Contractor will be invoiced at cost.

9.4 DIRECT PERSONNEL EXPENSE is defined as the direct salaries of personnel engaged on the Project, and the portion of the cost of their mandatory and customary contributions and benefits related thereto, such as employment taxes and other statutory employee benefits, insurance, sick leave, holidays, vacations, pensions, and similar contributions and benefits.

9.5 INTEREST PAYMENTS

9.5.1 The rate of interest for past due payments shall be as follows:

(USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND DESIGN/BUILDERS PRINCIPAL PLACES 0F BUSINESS, AT THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. SPECIFIC LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETION, MODIFICATION OR OTHER REQUIREMENTS, SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

9.6 IF THE SCOPE of the Project is changed materially, the amount of compensation shall be equitably adjusted.

                                   ARTICLE 10
                          OTHER CONDITIONS AND SERVICES

10.1 The Basic Services to be performed shall be commenced on and, subject to authorized adjustments and to delays not caused by the Design/Builder, shall be completed and the Plans ready for submission to the City of St. Petersburg for purposes of obtaining all applicable permits for construction, on or before July 15, 1998 ( ). The Design/Builder's Basic Services consist of those described in Paragraph 1.3 as part of Basic Services, and include normal professional engineering and preliminary design services, unless otherwise indicated.

10.2 Services beyond those described in Paragraph 1.4 are as follows:
(INSERT DESCRIPTIONS OF OTHER SERVICES, IDENTIFY ADDITIONAL SERVICES INCLUDED WITHIN BASIC COMPENSATION AND MODIFICATIONS TO THE PAYMENT AND COMPENSATION TERMS INCLUDED IN THIS AGREEMENT.)
Project management services to the extent necessary to coordinate the plans, specifications, drawings and other materials prepared by FPR with the Plans being prepared by Design/Builder.

10.3 The Owner's preliminary program, budget, and other documents, if any, are enumerated as follows:

Title                                             Date
Design/Builder has been previously advised with respect to such matters and is familiar with the Owner's program, budget and other parameters for construction.

This Agreement entered into as of the day and year first written above.

OWNER                              DESIGN/BUILDER

/s/ STACY WAGNER                   /s/ JERRY N. PERRY
--------------------------         ----------------------------

(SIGNATURE)                        (SIGNATURE)

PLASMA-THERM, INC.                 THE PERRY COMPANY
(PRINTED NAME AND TITLE)
--------------------------------------------------------------------------------

AIA DOCUMENT A191 OWNER-DESIGN/BUILDER AGREEMENT /bullet/ SECOND EDITION /bullet/ AIA(R) /bullet/ (c)1996 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 /bullet/ WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A191 -1996
                                                User Document: PLASMA--7/2/1998.
                 AIA License Number 105133, which expires on 3/31/1999 --Page #9